UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K

                 CURRENT REPORT UNDER SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  May 6, 2004
                                                  -----------

Commission file number 33-47248
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                           SLADE'S FERRY BANCORP.
           ------------------------------------------------------
           (Exact name of registrant as specified in its charter)


         Massachusetts                                      04-3061936
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(State or other jurisdiction of                          (I.R.S. Employer
 incorporation or organization)                       Identification Number)


100 Slade's Ferry Avenue
PO Box 390
Somerset, Massachusetts                                        02726
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(Address of Principal Executive Offices)                    (Zip Code)

                                (508)675-2121
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            (Registrant's Telephone Number, including Area Code)


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        (Former name or former address, if changed since last report)


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Item 5.  Other Events and Required FD Disclosure
------------------------------------------------

      Slade's Ferry Bancorp. issued a press release on May 6, 2004 reporting that the presentation to be made at its annual meeting of shareholders on May 10, 2004 would be available as a live webcast, and indefinitely thereafter, at www.sladesferry.com. A copy of that press release is attached as an exhibit hereto.

Item 7.  Financial Statements and Exhibits
------------------------------------------

(c)   Exhibits - See Exhibit Index.


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                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       SLADE'S FERRY BANCORP.
                                       -------------------------------------
                                       (Registrant)


May 6, 2004                            By /s/ Deborah A. McLaughlin
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(Date)                                    Deborah A. McLaughlin
                                          Vice President and Chief Financial
                                          Officer


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                                EXHIBIT INDEX
                                -------------

Exhibit No.    Description
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   99.1        May 6, 2004 press release announcing webcast of presentation at Annual meeting.


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